UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 20, 2006
DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On January 20, 2006, Del Monte Corporation, a Delaware corporation (“DMC”), as borrower, and Del Monte Foods Company, a Delaware corporation (the “Company”), as guarantor, and certain lenders, entered into Amendment No. 1 to the Credit Agreement dated as of February 8, 2005 among DMC, the Company and certain lenders (such amendment, the “Amendment” and the Credit Agreement, as amended thereby, the “Credit Agreement”). DMC is a wholly-owned operating subsidiary of the Company.
The material terms of the Amendment are as follows:
•	The Amendment makes less restrictive the covenant limiting the ability of DMC and its subsidiaries to dispose of assets outside the ordinary course of business. In addition, the covenant changes the requirements for mandatory prepayments from material asset dispositions of the Company and its subsidiaries with respect to such asset dispositions that are consummated on or prior to July 30, 2006.

•	The Amendment makes less restrictive the covenant limiting the ability of DMC to pay dividends to the Company.

•	The Amendment makes less restrictive the financial covenant requiring that a specified Total Debt Ratio (as defined in the Credit Agreement) not be exceeded.

•	The Amendment changes the definition of “Cash Equivalents” in the Credit Agreement to better reflect the anticipated cash investment practices of DMC and the Company.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Report and is incorporated herein by this reference.
Section 3 – Securities and Trading Market
Item 3.03 Material Modifications to Rights of Security Holders
The Credit Agreement, as amended by the Amendment, may directly or indirectly limit the Company’s ability to pay dividends. Accordingly, the information set forth above in Item 1.01. of this Report is hereby incorporated into this Item 3.03 by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit	Description
10.1	Amendment No. 1 dated January 20, 2006 to the Credit Agreement among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: January 24, 2006	By:	/s/ James Potter

Name: James Potter
Title: Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 1 dated January 20, 2006 to the Credit Agreement among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent